Capital disclosures - Ratio of Net Debt to Fund Flows Operations (Details) $ in Thousands	Dec. 31, 2020 CAD ($)	Dec. 31, 2019 CAD ($)	Dec. 31, 2018 CAD ($)
Capital disclosures
Long-term debt	$ 1,933,848	$ 1,924,665	$ 1,796,207
Current liabilities	433,128	416,210
Current assets	(260,993)	(347,681)
Net debt	$ 2,105,983	$ 1,993,194
Ratio of net debt to fund flows from operations	4.19	2.20